SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported) -
                                December 3, 1996


                                  ARISTAR, INC.
             (Exact name of registrant as specified in its charter)





        DELAWARE                        1-3521                 95-4128205
(State or other jurisdiction of     (Commission File        (I.R.S. Employer
     incorporation)                    Number)             Identification No.)





                8900 GRAND OAK CIRCLE, TAMPA, FLORIDA 33637-1050
                    (Address of principal executive offices)




              Registrant's telephone number, including area code -
                                 (813) 632-4500




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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

         (c)      Exhibits

         1(a)  -      Terms Agreement dated December 3, 1996 among Aristar, Inc.
                      and Merrill Lynch,  Pierce,  Fenner & Smith  Incorporated,
                      Morgan Stanley & Co. Incorporated and BA Securities,  Inc.
                      and the Aristar,  Inc. - Debt  Securities  -  Underwriting
                      Agreement   Basic   Provisions   dated   April  10,   1995
                      incorporated by reference therein.

          4(a) - Resolutions adopted by the Pricing Committee of the Board of Directors of the Company establishing the terms of the Company's 6 1/8% Senior Notes due December 1, 2000.

          4(b) -      Specimen  Global 6 1/8% Senior Note due December 1,
                      2000.





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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       ARISTAR, INC.



                                       By:/s/ James A. Bare
                                          ----------------------------
                                          Executive Vice President and Chief
                                          Financial Officer (Chief Accounting
                                          Officer)



Date:  December 5, 1996


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                                  EXHIBIT INDEX



EXHIBITS

1(a)     -        Terms Agreement dated December 3, 1996 among Aristar, Inc. and
                  Merrill Lynch,  Pierce,  Fenner & Smith  Incorporated,  Morgan
                  Stanley & Co.  Incorporated  and BA  Securities,  Inc. and the
                  Aristar, Inc. - Debt Securities - Underwriting Agreement Basic
                  Provisions dated April 10, 1995 incorporated by reference therein.

4(a) - Resolutions adopted by the Pricing Committee of the Board of Directors of the Company establishing the terms of the Company's 6 1/8% Senior Notes due December 1, 2000.

4(b) -            Specimen Global 6 1/8% Senior Note due December 1, 2000.




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